UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 1, 2005

                    Direct Response Financial Services, Inc.
             (Exact name of registrant as specified in its charter)

          Colorado                      333-52268               84-1547578
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                              2899 AGOURA ROAD #115
                           WESTLAKE VILLAGE, CA 91361
              (Address of principal executive offices and Zip Code)

       Registrant's telephone number, including area code: (818) 735-3726

                                   Copies to:
                             DARRIN M. OCASIO, ESQ.
                       SICHENZIA ROSS FRIEDMAN FERENCE LLP
                     1065 AVENUE OF THE AMERICAS, 21ST FLR.
                            NEW YORK, NEW YORK 10018
                                 (212) 930-9700
                              (212) 930-9725 (FAX)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5  Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 1, 2005, Ted Kozub resigned as our Chief Executive Officer, Chief Financial Officer and Director. As part of the resignation, Mr. Kozub's Key Executive Employment Agreement dated April 4, 2003, was terminated. There was no disagreement or dispute between Mr. Kozub and our company which led to his resignation.

On March 1, 2005, our Board of Directors appointed T. Randolph Catanese as our Chief Executive Officer, Acting Chief Financial Officer and Director. We have not finalized the terms of Mr. Catanese's employment agreement as of the date hereof. There are no understandings or arrangements between Mr. Catanese and any other person pursuant to which Mr. Catanese was selected as a Director. Mr. Catanese presently does not serve on any committee of our Board of Directors. Mr. Catanese may be appointed to serve as a member of a committee although there are no current plans to appoint him to a committee as of the date hereof. Mr. Catanese does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or executive officer.

From 1999 to the present, Mr. Catanese has been practicing as an attorney in the State of California and is an active member of the California Bar Association. In this capacity, Mr. Catanese has represented clients in general business and commercial matters. In May of 2002 he founded Direct Card Services, LLC, a wholly owned subsidiary of Direct Response Financial Services, Inc. Mr. Catanese has acted as Managing Member of Direct Card Services, LLC since its inception. Mr. Catanese graduated from the University of Arizona with a Bachelor of Arts degree in 1980. Additionally, Mr. Catanese attended Pepperdine University School of Law where he received his Juris Doctorate in 1983.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Direct Response Financial Services, Inc.


Date: April 19, 2005                   /s/ T. Randolph Catanese
                                      ------------------------------------------
                                      T. Randolph Catanese
                                      Chief Executive Officer